September 8, 2008

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Prudential Discovery Select Group Variable Contract Account
(File No. 811-08091)

Discovery Select Group Retirement Annuity
(File No. 333-23271)

Dear Commissioners:

On behalf of Prudential Insurance Company of America and Prudential Discovery Select Group Variable Contract Account, we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2008 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

In addition to information transmitted herewith, we incorporate by reference the following semi-annual reports with respect to the following specific portfolios: AIM V.I. Core Equity Fund (Series I), Credit Suisse Trust Global Small Cap Portfolio, Janus Aspen Large Cap Growth Portfolio (Institutional), Janus Aspen International Growth Portfolio (Institutional), MFS Growth Series (Initial), MFS Research Series (Initial), Premier VIT OpCap Managed Portfolio, Premier VIT OpCap Small Cap Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, The Prudential Series Fund (Class I): Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Equity Portfolio, Jennison Portfolio and Global Portfolio.

1.	Filer/Entity:	AIM Variable Insurance Funds
	Registration No.:	811-07452
	CIK No.:	0000896435
	Accession No.:	0000950129-08-004608
	Date of Filing:	2008-08-25

2.	Filer/Entity	Credit Suisse Trust
	Registration No.:	811-07261
	CIK No.	0000941568
	Accession No.:	0001104659-08-056905
	Date of Filing:	2008-09-04

3.	Filer/ Entity:	Janus Aspen Series
	Registration No.:	811-07736
	CIK No.	0000906185
	Accession No.:	0000950134-08-015843
	Date of Filing:	2008-08-27

4.	Filer/Entity	MFS Variable Insurance Trust
	Registration No.:	811-08326
	CIK No.	0000918571
Accession No.:
	Date of Filing:	2008 FILING PENDING

5.	Filer/Entity	Premier VIT
	Registration No.:	811-08512
	CIK No.	0000923185
	Accession No.:	0001104659-08-057003
	Date of Filing:	2008-09-04

6.	Filer/Entity	T. Rowe Price Equity Series, Inc.
	Registration No.:	811-07143
	CIK No.	0000918294
	Accession No.:	0000918294-08-000032
	Date of Filing:	2008-08-26

7.	Filer/Entity	T. Rowe Price International Series, Inc.
	Registration No.:	811-07145
	CIK No.	0000918292
	Accession No.:	0000918292-08-000010
	Date of Filing:	2008-08-27

8.	Filer/Entity	The Prudential Series Fund
	Registration No.:	811-03623
	CIK No.	0000711175
	Accession No.:	0001193125-08-191170
	Date of Filing:	2008-09-05

If you have any questions regarding this filing, please contact me at (732) 482-6816.

Sincerely,

/s/ John M. Ewing

John M. Ewing

Vice President and Corporate Counsel